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                                                                  EXHIBIT 10(oo)

                Amendment to National Medical Enterprises, Inc.
                       Board of Directors Retirement Plan
                             Dated January 1, 1985
                           As Amended August 18, 1993

     THIS AMENDMENT TO NATIONAL MEDICAL ENTERPRISES, INC. BOARD OF DIRECTORS RETIREMENT PLAN (the "Amendment") is made, entered into and effective as of the 25th day of April, 1994.

                               R E C I T A L S :
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     WHEREAS, National Medical Enterprises, Inc., a Nevada corporation ("NME")
adopted the Board of Directors Retirement Plan (the "Plan"), pursuant to a document dated January 1, 1985 and amended August 18, 1993;

     WHEREAS, Section 5.4 of the Plan provides that NME reserves the right, in its sole discretion, to amend the Plan; and

     WHEREAS, NME desires to amend the Plan to allow a Director (as defined in the Plan) who is a participant in the NME Supplemental Executive Retirement Plan to qualify as a Participant (as defined in the Plan) under the Plan;

     NOW, THEREFORE, intending to be legally bound, NME hereby agrees to amend the Plan as follows:

                              A M E N D M E N T :
                              - - - - - - - - -

     1. Section 2.10 of the Plan is hereby amended by deleting it in its entirety and replacing it with the following:

     "2.10  Participant.  "Participant" shall include any Director who, with the
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     permission of the Committee, enters into an Agreement to participate in this Plan."

     2. Section 2.16 of the Plan is hereby amended by deleting it in its entirety and replacing it with the following:

     "2.16  Year of Service.  "Year of Service" means each complete year of
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     Service as a Director of NME, but shall specifically exclude any year of
     Service included in the definition of "Service" under Section 2.13 of the National Medical Enterprises, Inc. Supplemental Executive Retirement Plan, dated November 1, 1984, as amended. Years of Service shall be deemed to have begun as of the first day of the calendar month of Service and to have ceased on the last day of the calendar month of Service."

     3. The Plan, as amended by this Amendment, remains in full force and effect.

     IN WITNESS WHEREOF, NME has signed this Amendment as of the date set forth above.

NATIONAL MEDICAL ENTERPRISES, INC.

BY: /s/ SCOTT M. BROWN
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ITS: Senior Vice President
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